Rule 497(e)

Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII
(the “Trust”)

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF
FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF
(each a “Fund” and collectively the “Funds”)

SUPPLEMENT TO THE PROSPECTUS
DATED JANUARY 2, 2019

DATED MAY 8, 2019

First Trust TCW Opportunistic Fixed Income ETF

1.       Notwithstanding anything to the contrary in the Fund’s Prospectus, the final sentence of the third paragraph of the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund may also invest up to 20% of its assets invested in fixed income investments in non-agency, non-government sponsored entity securities and privately-issued mortgage-related and other asset-backed securities.

First Trust TCW Unconstrained Plus Bond ETF

2.       Notwithstanding anything to the contrary in the Fund’s Prospectus, the final sentence of the fourth paragraph of the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund may also invest up to 20% of its assets invested in fixed income investments in non-agency, non-government sponsored entity securities and privately-issued mortgage-related and other asset-backed securities.

3.       Notwithstanding anything to the contrary in the Fund’s Prospectus, the section entitled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced with the following:

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

First Trust TCW Opportunistic Fixed Income ETF and First Trust TCW Unconstrained Plus Bond ETF

4.       Notwithstanding anything to the contrary in each Fund’s Prospectus, the first sentence of the third paragraph of the section entitled “Principal Investments – Mortgage-Related Investments” is deleted in its entirety and replaced with the following:

Each Fund may also invest up to 20% of its assets invested in fixed income investments in non-agency, non-government sponsored entity securities and privately-issued mortgage-related and other asset-backed securities.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE